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                                                                   EXHIBIT 23.04

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 28, 2000 included in MediaOne Group, Inc.'s consolidated financial statements for the year ended December 31, 1999, filed in AT&T Corp.'s Form 8-K dated March 27, 2000.


Arthur Andersen
Denver, Colorado,
 January 9, 2001.